NEITHER THIS SECURITY NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

[No. ___]	[US $___________]

CHINA SWINE GENETICS, INC.

10% SECURED CONVERTIBLE NOTE DUE FEBRUARY 22, 2011

THIS NOTE (“Note”) is issued by CHINA SWINE GENETICS, INC., a Delaware corporation (the “Company”), and is designated as its 10% Secured Convertible Note.  This Note has been issued by the Company pursuant to the terms of an offering described in the Subscription Agreement dated as of February 22, 2010.

FOR VALUE RECEIVED, the Company promises to pay to the order of ___________________, or permitted assigns (the “Holder”), the principal sum of _________________ (US $__________) Dollars.  Payment shall be due in full on February 22, 2011 (the “Payment Date”), unless the principal amount has been converted in accordance with Section 2 hereof prior to that date.  In the event a Qualified Financing is not consummated prior to the Payment Date, on the Payment Date the Company shall also issue to the Holder a Compensation Warrant in the form annexed hereto as Appendix A, which shall permit the Holder to purchase that number of whole shares of the Company’s Common Stock equal to the principal amount of this Note divided by One Dollar and Fifty Cents ($1.50).

Interest shall accrue on the principal balance outstanding at a rate of 10% per annum from the date of issuance.  Accrued interest will be payable on July 1, 2010, October 1, 2010, January 1, 2011 and on the Conversion Date or the Payment Date, as applicable.  The Company may not prepay any part of the principal amount of this Note.

The Company’s obligations under this Note are guaranteed by Ligang Shang for the benefit of the Holders under a Limited Recourse Guaranty which guaranty will be secured by a pledge of stock as set forth in a Pledge Agreement made by Liang Shang for the benefit of the Holders.

This Note is subject to the following additional provisions:

1.             Definitions.  As used herein, the following terms shall have the following meanings:

(a)           “Event of Default” shall have the meaning set forth in Section 3 hereof.

(b)           “Holders” shall mean the holders of this Note and the other 10% Secured Convertible Notes issued by the Company in February 2010.

(c)           “Holders’ Agent” shall mean Primary Capital, LLC, 80 Wall Street, 5th Floor, New York, NY 10005

(d)           “PRC Subsidiary” shall mean Heilongjiang SenYu Animal Husbandry Co., Ltd.

(e)           “Qualified Financing” shall mean the closing of any equity or equity related financings resulting in gross proceeds to the Company of at least Five Million US Dollars ($5,000,000).

2.             Conversion.

(a)            Trigger for Conversion.  On the closing date of a Qualified Financing (the “Conversion Date”) that will be accounted for as a sale of equity on the Company’s balance sheet, the principal amount of the Note shall be automatically converted into securities of like kind to the securities sold in the Qualified Financing (the “Conversion Securities”).  On the closing date of a Qualified Financing (also, the “Conversion Date”) that will be accounted for as a sale of debt on the Company’s balance sheet, the principal amount of the Note shall be converted into securities of like kind to the securities sold in the Qualified Financing (also, the “Conversion Securities”) if the Holder notifies the Company in writing within thirty days after the Conversion Date of its desire to so convert .  The conversion price used for determining the quantity of Conversion Securities to be exchanged for the principal amount of the Notes shall be equal to fifty percent (50%) of the gross purchase price paid by the investors in the Qualified Financing.

(b)           Effect of Conversion.  The rights of the Holder of this Note shall cease, and the Holder shall be deemed to have become the holder of record of the Conversion Securities on the Conversion Date.

(c)           Issuance of Certificates    At any time after the Conversion Date, the Holder may surrender this Note to the Company.  Promptly after receipt of this Note, the Company shall cause to be issued and delivered to the Holder, registered in such name or names as the Holder may direct, a certificate or certificates for the Conversion Securities.  Any fractional share of common stock resulting from the conversion formula will be rounded up or down to the nearest full share.  Issuance of Conversion Securities that are requested to be registered in a name other than that of the registered Holder shall be subject to compliance with all applicable federal and state securities laws.

3.             Events of Default.

(a)           An “Event of Default,” wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.            The Company's failure to pay to the Holder any amount of principal, interest, or other amounts when and as due under this Note;

ii.           The Company or the PRC Subsidiary shall commence, or there shall be commenced against the Company under any applicable bankruptcy or insolvency laws any bankruptcy, insolvency or other proceeding which remains undismissed for a period of 61 days; or the Company or the PRC Subsidiary is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or the PRC Subsidiary  suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Company or the PRC Subsidiary makes a general assignment for the benefit of creditors; or the Company or the PRC Subsidiary shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or the PRC Subsidiary shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or the PRC Subsidiary shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or the PRC Subsidiary for the purpose of effecting any of the foregoing;

iii.          The Company or the PRC Subsidiary shall default in any of its obligations under any other debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company or the PRC Subsidiary in an amount exceeding $50,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable, except that a default by the PRC Subsidiary in any obligation for money shall not be deemed an Event of Default unless the creditor commences legal or equitable action to enforce the obligation;

iv.          The Company or the PRC Subsidiary shall incur any indebtedness that is senior in priority to the Notes;

v.           The common stock of the Company shall not be listed for trading on one of the following:  (a) the NYSE Amex, (b) New York Stock Exchange, (c) the Nasdaq Global Market, (d) the Nasdaq Capital Market, or (e) the OTC Bulletin Board;

vi.          Any Event of Default occurs with respect to any other Notes.

(b)           Acceleration.   During the time that this Note is outstanding, if any Event of Default has occurred, One Hundred and Fifty Percent (150%) of the full unpaid principal amount of this Note, together with accrued and unpaid interest, to the date of acceleration shall become, at the Holder’s election, immediately due and payable in cash.   The Holders’ Agent is hereby authorized to exercise the election on behalf of the Holder by giving written notice of acceleration (the “Acceleration Notice”) to the Company at its U.S. executive offices.  The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.  Such declaration may be rescinded and annulled by the Holders’ Agent at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

(c)           Remedies.  During the continuance of any Event of Default, the following remedies shall be available to the Holder, in addition to any other remedies available under applicable law.

i.           The interest rate on all amounts due to the Holder shall be fifteen percent (15%) per annum from the date of the Event of Default until payment in full of all amounts due.

ii.           Within three (3) business days after the occurrence of an Event of Default the Company shall redeem the Note at 150% of the principal amount outstanding plus accrued interest.

iii.           The Company shall issue to the Holder a Warrant in the form annexed hereto as Appendix A, which shall permit the Holder to purchase that number of whole shares equal to the principal amount of this Note (prior to acceleration) divided by One Dollar and Fifty Cents ($1.50).

iv.          Upon the written demand of the Holders’ Agent, the members of the Board of Directors of the Company shall appoint to the Board such additional directors as are designated by the Holders’ Agent, and shall then immediately resign from the Board.

v.           Upon the written demand of the Holders’ Agent, the officers and directors of the PRC Subsidiary shall resign from their positions and shall cause such persons as are designated by the Holders’ Agent to be vested with the powers of their offices.

4.             No Rights as Stockholder.  No provision of this Note shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a stockholder in respect of any meeting of stockholders or any rights whatsoever as a stockholder of the Company, unless and to the extent converted in accordance with the terms hereof.

5.             Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: February 22, 2010	China Swine Genetics, Inc.

By:______________________________________
Ligang Shang, Vice President

APPENDIX A:  COMPENSATION WARRANT

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CHINA SWINE GENETICS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase ____________ shares of Common Stock of China Swine Genetics, Inc. (subject to adjustment as provided herein)

COMMON STOCK PURCHASE WARRANT

No.	Issue Date: ___________, 2011

China Swine Genetics, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), hereby certifies that, for value received, _______________________________ or its assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the Issue Date until 5:00 p.m., E.S.T on the third anniversary of the Payment Date (as defined in the Note) (the “Expiration Date”), up to ____________ fully paid and nonassessable shares of the common stock of the Company (the “Common Stock”), $.001 par value per share at an exercise price  per share of $1.50 (the “Purchase Price”).  The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.  This Warrant has been issued pursuant to the terms of the 10% Secured Convertible Note issued in February 2010 by the Company to the Holder (the “Note”), which was one of several notes of like tenor issued by the Company (the “Notes”).  This Warrant and all other Warrants issued pursuant to the terms of the Notes are collectively identified as the “Compensation Warrants.”

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a)           The term “Company” shall include China Swine Genetics, Inc. and any corporation which shall succeed or assume the obligations of China Swine Genetics, Inc. hereunder.

(b)           The term “Common Stock” includes (i) the Company's Common Stock, $.001 par value per share, as authorized on the date of the Note, and (ii) any other securities into which or for which any of the securities described in (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

 (c)           The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

1.             Exercise of Warrant.

1.1.           Number of Shares Issuable upon Exercise.  From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment as described herein.

1.2.           Full Exercise.  This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the “Subscription Form") duly executed by such Holder and surrender of the original Warrant to the Company at its principal office in the U.S. or at the office of its Warrant Agent (as provided hereinafter), accompanied by payment in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

1.3.           Partial Exercise.  This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect.  On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such Warrant may still be exercised.

1.4.           Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

(a)           If the Common Stock is traded on an exchange or is quoted on the NASDAQ Stock Market or the OTC Bulletin Board or the American Stock Exchange, LLC, then the average of the closing or last sale price, respectively, reported for the five business days immediately preceding the Determination Date;

(b)           If the Common Stock is not traded on an exchange or on the NASDAQ Stock Market or the OTC Bulletin Board, but is traded in the over-the-counter market, then the average of the closing bid and ask prices reported for the last business day immediately preceding the Determination Date;

(c)           Except as provided in clause (d) below, if the Common Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

(d)           If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

1.5.           Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

 2.            Cashless Exercise.

(a)            If a Registration Statement as defined in the Subscription Agreement (“Registration Statement”) is effective and the Holder may sell its shares of Common Stock upon exercise hereof, this Warrant may be exercisable in whole or in part for cash only as set forth in Section 1 above.  If no such Registration Statement is available, payment upon exercise may be made at the option of the Holder either in (i) cash, wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, (ii) by delivery of Common Stock issuable upon exercise of the Warrants in accordance with Section (b) below (“Cashless Exercise”) or (iii) by a combination of any of the foregoing methods, for the number of shares of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided herein.

(b)            If the Fair Market Value of one share of Common Stock is greater than the Purchase Price (at the date of calculation as set forth below) and no Registration Statement relating to the shares of Common Stock underlying this Warrant is effective, in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the holder a number of shares of Common Stock computed using the following formula:

X=Y (A-B)
A

Where	X=	the number of shares of Common Stock to be issued to the holder

	Y=	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)
	A=	the Fair Market Value of one share of the Company’s Common Stock (at the date of such calculation)
	B=	Purchase Price (as adjusted to the date of such calculation)

3.             Adjustment for Reorganization, Consolidation, Merger, Share Issuance, etc.

3.1.           Reorganization, Consolidation, Merger, etc.  In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

3.2           Share Issuance.  Until the Expiration Date, if the Company shall issue any Common Stock except for the Excepted Issuances, prior to the complete exercise of this Warrant, for a consideration less than the Purchase Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the Purchase Price shall be reduced to such other lower issue price.  “Excepted Issuances” shall be any (i) issuance to employees of the Company or its subsidiaries pursuant to the 2009 Stock and Stock Option Plan and (ii) any issuance as full or partial consideration in connection with any merger, consolidation or purchase of substantially all of the securities or assets of any corporation or other entity.  For purposes of this adjustment, the issuance of any security or debt instrument of the Company carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Purchase Price upon the issuance of the above-described security, debt instrument, warrant, right, or option.  The reduction of the Purchase Price described in this Section 3.2 is in addition to the other rights of the Holder described in the Subscription Agreement.

4.             Extraordinary Events Regarding Common Stock.  In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

5.             Certificate as to Adjustments.   In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant Agent of the Company.

6.             Reservation of Stock, etc. Issuable on Exercise of Warrant.   The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.  This Warrant entitles the Holder hereof to receive copies of all financial and other information distributed or required to be distributed to the holders of the Company's Common Stock.

7.1           Registration Rights.  The Company hereby grants the following registration rights to holders of the Compensation Warrants.

(i)            On one occasion, for a period commencing on the Issue Date, at any time prior to the expiration date (“Request Date”), upon a written request therefor from the Holders’ Agent (as identified in the Note), the Company shall prepare and file with the Securities and Exchange Commission a registration statement under the 1933 Act registering the shares of common stock issuable upon exercise of the Compensation Warrants (the “Warrant Shares”).

(ii)           If the Company at any time proposes to register any of its securities under the 1933 Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Compensation Warrants for sale to the public, provided the Compensation Warrants are not otherwise registered for resale by the Subscribers or Holder pursuant to an effective registration statement, each such time it will give at least fifteen (15) days' prior written notice to the Holders’ Agent of its intention so to do. Upon the written request of the Holders’ Agent, received by the Company within ten (10) days after the giving of any such notice by the Company, to register any of the Compensation Warrants not previously registered, the Company will cause such Compensation Warrants as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Compensation Warrants so registered by the holder of such Compensation Warrants (the “Seller” or “Sellers”). In the event that any registration pursuant to this Section 7.1(ii) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Compensation Warrants to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction provide further however that no shares held by any officer, director, affiliate or person other than  Holders and his successor and assigns shall be registered without the consent of a majority of the Holders and their successors  and assigns voting as a class until all of the Warrant Shares shall have been registered pursuant to an effective registration statement.

7.2.           Registration Procedures. If and whenever the Company is required by the provisions of Section 7.1(i) or 7.1(ii) to effect the registration of any Compensation Warrants under the 1933 Act, the Company will, as expeditiously as possible:

(a)           prepare and file with the Commission a registration statement required by Section 7 with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (as herein provided);

(b)           prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until such registration statement has been effective for a period of two (2) years, and comply with the provisions of the 1933 Act with respect to the disposition of all of the Compensation Warrants covered by such registration statement in accordance with the Sellers’ intended method of disposition set forth in such registration statement for such period;

(c)           furnish to the Sellers, at the Company’s expense, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

(d)           use its best efforts to register or qualify the Sellers’ Compensation Warrants covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the Sellers shall request in writing, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e)           if applicable, list the Warrant Shares covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed; and

(f)            immediately notify the Sellers when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

7.3.           Provision of Documents.  In connection with each registration described in this Section 7, each Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.   The failure of a Seller to comply with this provision shall effect a waiver of the Company’s obligation to effect a registration of that Seller’s Warrant Shares.

8.             Warrant Agent.  The Company may, by written notice to the Holder of the Warrant, appoint an agent (a “Warrant Agent”) for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, and for purpose of effecting transfers of the Warrant or replacing lost or damaged Warrants, and thereafter any such issuance, transfer or replacement, as the case may be, shall be made at such office by such Warrant Agent.

9.             Transfer on the Company's Books.  Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

10.           Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be: (i) if to the Company to: China Swine Genetics, Inc. at its U.S. executive offices, with a copy by telecopier only to: Robert Brantl, Esq., telecopier number:  (914) 693-1807 and (ii) if to the Holder, to the address and telecopier number listed in the Subscription Agreement between the Company and the Holder, unless the receiving party has given written notice to the sender of a different address or telecopier number.

11.           Miscellaneous.  This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of New York.  Any dispute relating to this Warrant shall be adjudicated in New York County in the State of New York.

IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

CHINA SWINE GENETICS, INC. By: _________________________________________ Name: Title:

Exhibit A

FORM OF SUBSCRIPTION
(to be signed only on exercise of Warrant)

TO:  CHINA SWINE GENETICS, INC.
The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

___           ________ shares of the Common Stock covered by such Warrant; or
___           the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________.  Such payment takes the form of (check applicable box or boxes):

___           $__________ in lawful money of the United States; and/or
___           the cancellation of such portion of the attached Warrant as is exercisable for a total of _______ shares of Common Stock (using a Fair Market Value of $_______ per share for purposes of this calculation); and/or

___           the cancellation of such number of shares of Common Stock as is necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to _________________________________________________________________ whose address is
________________________________________________________________________________
________________________________________________________________________________.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

Dated:___________________
________________________________________
(Signature must conform to name of holder as specified on the face of the Warrant)

________________________________________
________________________________________
(Address)

Exhibit B

FORM OF TRANSFEROR ENDORSEMENT
(To be signed only on transfer of Warrant)
For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Warrant to purchase the number of shares of Common Stock of CHINA SWINE GENETICS, INC. to which the within Warrant relates specified under the heading “Number Transferred,” opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of CHINA SWINE GENETICS, INC. with full power of substitution in the premises.

Transferees	Number Transferred

Dated: ______________, ___________ Signed in the presence of: _______________________________________ (Name) ACCEPTED AND AGREED: [TRANSFEREE] ______________________________________ (Name)

(Signature must conform to name of holder as specified on the face of the warrant)

_________________________________________
_________________________________________
          (address)

_________________________________________
_________________________________________
          (address)